Capital and Financial Risk Management	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Capital and Financial Risk Management
24.  Capital and Financial Risk Management

Capital management
Overall summary
The primary objectives of CRH’s capital management strategy are to ensure that the Group maintains a strong credit rating to support its business and to create shareholder value by managing the debt and equity balance and the cost of capital. The Group is committed to optimising the use of its balance sheet within the confines of the overall objective to maintain an investment grade credit rating.
The capital structure of the Group, which comprises net debt and capital and reserves attributable to the Company’s equity holders, may be summarised as follows:

	2020 $m	2019 $m
Capital and reserves attributable to the Company’s equity holders	19,656	19,028
Net debt	5,941	7,532
Capital and net debt	25,597	26,560
The Board periodically reviews the capital structure of the Group, including the cost of capital and the risks associated with each class of capital. The Group manages and, if necessary, adjusts its capital structure taking account of underlying economic conditions; any material adjustments to the Group’s capital structure in terms of the relative proportions of debt and equity are approved by the Board. In order to maintain or adjust the capital structure, the Group may issue new shares, dispose of assets, amend investment plans, alter dividend policy or return capital to shareholders.
Dividend cover for the year ended 31 December 2020 amounted to 1.2x (2019: 2.3x; on a continuing basis 2.2x).
No changes were made in the objectives or policies during 2020.
Financial risk management objectives and policies
The Group uses financial instruments throughout its businesses: interest-bearing loans and borrowings, cash and cash equivalents and leases are used to finance the Group’s operations; trade receivables and trade payables arise directly from operations; and derivatives, principally interest rate and currency swaps and forward foreign exchange contracts, are used to manage interest rate risks and currency exposures and to achieve the desired profile of borrowings.
The London Interbank Offered Rate (LIBOR) and other benchmark interest rates are expected to be replaced by alternative risk-free rates by the end of 2021 as part of inter-bank offer rate (IBOR) reform.
The Group’s existing USD LIBOR linked contracts (see note 23) do not include adequate and robust fallback provisions for a cessation of the referenced benchmark interest rate. Regulatory authorities and private sector working groups have been discussing alternative benchmark rates for IBOR. The Group has been closely monitoring the market and the output from these working parties who are managing the transition to these new benchmark interest rates. It is currently anticipated that IBOR rates will be replaced with backward looking risk-free rates based on actual transactions.
The Group has assumed that uncertainty arising from the interest rate benchmark reform will not end until the Group’s contracts that reference IBORs are amended to specify the date on which the interest rate benchmark will be replaced.
The Group is working to prepare and deliver on an action plan, encompassing treasury, legal, accounting and IT functions, to enable a smooth transition to the alternative benchmark rates. At present, it is not anticipated that these changes will impact the Group’s financing or interest rate hedging strategies, nor would they have a material financial impact.
The Group does not trade in financial instruments nor does it enter into any leveraged derivative transactions.
The Group’s corporate treasury function provides services to the business units, co-ordinates
access to domestic and international financial markets, and monitors and manages the financial risks relating to the operations of the Group. The Group Treasurer reports to the Director of Group Finance and the activities of the corporate treasury function are subject to regular internal audit. Systems and processes are in place to monitor and control the Group’s liquidity risks. The Group’s net debt position forms part of the monthly documentation presented to the Board.
The Group’s hedging activity is based on observable economic relationships, when there is confidence that such relationships will continue for the foreseeable future. Matching critical terms such as notional amount, tenor, timing and currency, the Group establishes relationships between a hedge item and hedge instrument where directional response to changes in fair value, driven by underlying economic conditions, are opposing and proportional in equal measure being an economic relationship under IFRS 9. Hedging ratios of one to one are used throughout all hedging activity as the hedge item and hedge instrument are of the same type and currency. The hedges employed mitigate identified risks and have consistently demonstrated close economic relationships. Ineffectiveness between the hedge item and hedge instrument are immaterial in the overall context of the Group.
The main risks attaching to the Group’s financial instruments are interest rate risk, foreign currency risk, credit risk, liquidity risk and commodity price risk. The Board reviews and agrees policies for the prudent management of each of these risks as documented below.
Interest rate risk
The Group’s exposure to market risk for changes in interest rates stems predominantly from its long-term debt obligations. Interest cost is managed using a mix of fixed and floating rate debt. With the objective of managing this mix in a cost-efficient manner, the Group enters into interest rate swaps, under which the Group contracts to exchange, at predetermined intervals, the difference between fixed and variable interest amounts calculated by reference to a pre-agreed
notional principal. Such contracts enable the Group to mitigate the risk of changing interest rates on the fair value of issued fixed rate debt and the cash flow exposures of issued floating rate debt.
These swaps are designated under IFRS 9 to hedge underlying debt obligations and qualify for hedge accounting treatment. Undesignated financial instruments are termed “not designated as hedges” in the analysis of derivative financial instruments presented in note 27.
The Group applies hedge accounting where there is an economic relationship between the hedged item and the hedging instrument. The existence of an economic relationship is determined initially by comparing the critical terms of the hedging instrument and those of the hedged item and it is prospectively assessed using linear regression analysis. The Group issues fixed rate debt and may enter into interest rate swaps with critical terms that match those of the debt and on a 1:1 hedge ratio basis. The hedge ratio is determined by comparing the notional amount of the derivative with the notional amount of the debt. The hedge relationship is designated for the full term and notional value of the debt.
The following table demonstrates the impact on profit before tax and total equity of a range of possible changes in the interest rates applicable to net floating rate borrowings, with all other variables held constant. These impacts are calculated based on the closing balance sheet for the relevant period and assume that all floating interest rates and interest curves change by the same amount. For profit before tax, the impact shown is the impact on closing balance sheet floating rate net debt for a full year while for total equity the impact shown is the impact on the value of financial instruments.

Percentage change in cost of borrowings (i)		+/-1%
Impact on profit before tax	2020	+/- $59m
	2019	+/-$23m
	2018	+/-$5m

Impact on total equity	2020	-/+ $3m
	2019	-/+ $3m
	2018	-/+ $8m

(i)	Sensitivity analysis for cost of borrowing has been presented for continuing operations only.

Foreign currency risk
Due to the nature of building materials, which in general have a low value-to-weight
ratio, the Group’s activities are conducted primarily in the local currency of the country of operation resulting in low levels of foreign currency transaction risk; variances arising in this regard are reflected in operating costs or cost of sales in the Consolidated Income Statement in the period in which they arise.
Given the Group’s presence in 30 countries worldwide, the principal foreign exchange risk arises from fluctuations in the US Dollar value of the Group’s net investment in a wide basket of currencies other than the US Dollar; such changes are reported separately within the Consolidated Statement of Comprehensive Income. A currency profile of the Group’s net debt and net worth is presented in note 23. The Group’s established policy is to spread its net worth across the currencies of its various operations with the objective of limiting its exposure to individual currencies and thus promoting consistency with the geographical balance of its operations. In order to achieve this objective, the Group manages its borrowings, where practicable and cost effective, to hedge a portion of its foreign currency assets. Hedging is done using currency borrowings in the same currency as the assets being hedged or through the use of other hedging methods such as currency swaps.
The Group’s foreign exchange hedging strategy and activity is based on the assumption that changes in international economic factors are reflected in current foreign exchange rates and impacts the translation of the Group’s non-US
Dollar net assets. The economic relationship, being the translation impact of the Group’s net investment in non-US
Dollar subsidiaries (hedge item) is hedged against a foreign currency swap (hedge instrument) to counterbalance movements in foreign currency rates. The Group identifies certain portions of foreign currency net investments where foreign currency translation movements can be mitigated through the use of currency swaps in the same currency pairing. A hedge ratio of 1:1 is established. As at 31 December 2020, the notional amount of hedged net investments was $1,028 million (2019: $1,055 million). The fair value movements of the hedge instruments are inverse to the impact of the translation of the hedged net assets because the critical terms match. This reduces the Group’s exposure to fluctuations on the translation of the Group’s subsidiaries with a non-US
Dollar functional currency into US Dollar. Potential sources of ineffectiveness are changes in the interest rate differential of the hedged currency pair, recorded through the Consolidated Income Statement. Past trends indicate that the economic relationship described will continue for the foreseeable future. The fair values and maturity analysis of the hedge instruments are set out in note 27.
The following table demonstrates the sensitivity of profit before tax and equity to selected movements in the relevant US Dollar/euro exchange rate (with all other variables held constant); the euro has been selected as the appropriate currency for this analysis given the materiality of the Group’s activities in euro. The impact on profit before tax is based on changing the US Dollar/euro exchange rate used in calculating profit before tax for the period. The impact on total equity and financial instruments is calculated by changing the US Dollar/euro exchange rate used in measuring the closing balance sheet.

Percentage change in relevant $/ € exchange rate (i)		+/- 5%
Impact on profit before tax	2020	-/+ $19m
	2019	+/- $4m
	2018	-/+ $10m

Impact on total equity*	2020	+/-$157m
	2019	+/- $177m
	2018	+/- $183m

* Includes the impact on financial instruments which is as follows:	2020	-/+ $27m
	2019	-/+ $11m
	2018	-/+ $53m

(i)	Sensitivity analysis for exchange rates has been presented for continuing operations only.
Financial instruments include deposits, money market funds, commercial papers, bank loans, medium-term notes and other fixed term debt, interest rate swaps, commodity swaps and foreign exchange contracts. They exclude trade receivables and trade payables on the basis that they are denominated in the currency of the underlying operations. The Group minimises the impact of movements in foreign exchange rates on the Group’s income statement through matching where possible, foreign currency monetary assets and liabilities or the use of derivative contracts.
Credit/counterparty risk
In addition to cash at bank and in hand, the Group holds significant cash balances which are invested on a short-term basis and are classified as cash equivalents (see note 25). These deposits, investments and other financial instruments (principally certain derivatives and loans and receivables included within financial assets) give rise to credit risk on amounts due from counterparty financial institutions (stemming from their insolvency or a downgrade in their credit ratings). Credit risk is managed by limiting the aggregate amount and duration of exposure to any one counterparty primarily depending on its credit rating and by regular review of these ratings and internal treasury policies. Acceptable credit ratings for deposits and other financial instruments are higher investment-grade ratings – in general, counterparties have ratings of A3/A-/A- or higher from at least two of Moody’s/Standard & Poor’s/Fitch ratings agencies. The maximum exposure arising in the event of default on the part of the counterparty (including insolvency) is the carrying value of the relevant financial instrument. Money market liquidity funds are managed by external third-party fund managers to maintain Aaa/AAA long-term ratings and P1/A1 short-term ratings from Moody’s/Standard & Poor’s. The Group limits its investment in each fund to a prescribed maximum amount or 5% of the fund’s assets under management, whichever is the lower. The Group has two managed investment funds that hold fixed income euro securities with an average credit quality of Aaa/AAA. As at 31 December 2020, 88% of cash and cash equivalents was held with higher investment grade bank counterparties, and 12% with the money market funds.
Credit risk arising in the context of the Group’s operations is not significant with the total loss allowance at the balance sheet date amounting to 3.8% of gross trade receivables (2019: 3.6%). Information in relation to the Group’s credit risk management of trade receivables is provided in note 19. Amounts receivable from related parties (notes 19 and 34) are immaterial. Factoring arrangements and supplier financing arrangements are employed in certain of the Group’s operations where deemed to be of benefit by operational management and are deemed immaterial.
In its worldwide insurance programme, the Group carries appropriate levels of insurance for typical business risks (including product liability) with various leading insurance companies. However, in the event of the failure of one or more of its insurance counterparties, the Group could be impacted by losses where recovery from such counterparties is not possible.
Liquidity risk
The principal liquidity risks faced by the Group stem from the maturation of debt obligations and derivative transactions. A downgrade of CRH’s credit ratings may give rise to increases in funding costs in respect of future debt and may impair the Group’s ability to raise funds on acceptable terms. The Group’s corporate treasury function ensures that sufficient resources are available to meet such liabilities as they fall due through a combination of cash and cash equivalents, cash flows and undrawn committed bank facilities. Flexibility in funding sources is achieved through a variety of means including (i) maintaining cash and cash equivalents only with a diverse group of highly-rated counterparties; (ii) limiting the annual maturity of such balances; (iii) borrowing the bulk of the

Group’s debt requirements under committed bank lines or other term financing; and (iv) having surplus committed lines of credit.
The undrawn committed facilities available to the Group as at the balance sheet date are quantified in note 26; these facilities span a wide number of highly-rated financial institutions thus minimising any potential exposure arising from concentrations in borrowing sources. The repayment schedule (analysed by maturity date) applicable to the Group’s outstanding interest-bearing loans and borrowings as at the balance sheet date is also presented in note 26.
The Group’s
€
1.5 billion Euro Commercial Paper Programme and $2.0 billion US Dollar Commercial Paper Programme means we have framework programmes in the money markets in place that allow the Group to issue in the relevant markets within a short period of time.
Commodity price risk
The principal commodity price risks are identified in a variety of highly probable and active commodity contracts where a significant part of the price to be paid relies on a reference to specific floating price indices (usually US Dollar) for a specific period. Programmes are in place to hedge the quantities and qualities of commodity products, including fuel oil and related products, electricity and carbon credits. The aim of the programmes is to neutralise the variability in the Consolidated Income Statement as a result of changes in associated commodity indices over a timeframe of approximately five years (2019: five years). A hedge ratio of 1:1 is established. Fixed price swap contracts in the entity’s operating currency are used to hedge the same specific floating index risk and currency risk where it is determined that those risks are better managed at a fixed price rather than being exposed to uncontrollable price fluctuations due to the floating price index element of the contract. Sources of ineffectiveness can relate to timing of cash flows and counterparty credit risk adjustments. The derivative contracts qualify for cash flow hedge accounting under IFRS 9 and the fair values by maturity are set out in note 27.

The notional and fair values in respect of derivative contracts as at 31 December 2020 and 31 December 2019 were as follows:
Profile of commodity products

	As at 31 December 2020		As at 31 December 2019
	Notional value $m	Fair value $m	Notional value $m	Fair value $m
Commodity contracts	85	-	118	-
Derivative liability	-	(2)	-	-

The tables below show the projected contractual undiscounted total cash outflows (principal and interest) arising from the Group’s trade and other payables, gross debt and derivative financial instruments. The tables also include the gross cash inflows projected to arise from derivative financial instruments. These projections are based on the interest and foreign exchange rates applying at the end of the relevant financial year.

	Within 1 year $m	Between 1 and 2 years $m	Between 2 and 3 years $m	Between 3 and 4 years $m	Between 4 and 5 years $m	After 5 years $m	Total $m
At 31 December 2020

Financial liabilities - cash outflows

Trade and other payables	4,797	171	49	209	181	371	5,778

Lease liabilities under IFRS 16	301	255	208	177	150	1,085	2,176

Other interest-bearing loans and borrowings	1,270	479	1,538	741	1,255	6,805	12,088

Interest payments on other interest-bearing loans and borrowings (i)	345	328	296	272	246	1,952	3,439

Cross-currency swaps - gross cash outflows	2,345	-	-	-	-	-	2,345

Other derivative financial instruments	5	1	-	-	-	-	6
Gross projected cash outflows	9,063	1,234	2,091	1,399	1,832	10,213	25,832

Derivative financial instruments - cash inflows

Interest rate swaps - net cash inflows (ii)	(40)	(40)	(33)	(30)	(22)	(32)	(197)

Cross-currency swaps - gross cash inflows	(2,350)	-	-	-	-	-	(2,350)

Other derivative financial instruments	(4)	(1)	-	-	-	-	(5)
Gross projected cash inflows	(2,394)	(41)	(33)	(30)	(22)	(32)	(2,552)

The equivalent disclosure for the prior year is as follows:

At 31 December 2019

Financial liabilities - cash outflows

Trade and other payables	4,916	156	45	27	186	238	5,568

Lease liabilities under IFRS 16	309	259	217	177	152	1,175	2,289

Other interest-bearing loans and borrowings	6,626	1,081	440	847	677	6,099	15,770

Interest payments on other interest-bearing loans and borrowings (i)	345	309	290	262	255	2,085	3,546

Cross-currency swaps - gross cash outflows	1,814	14	-	-	-	-	1,828

Other derivative financial instruments	4	1	-	-	-	-	5
Gross projected cash outflows	14,014	1,820	992	1,313	1,270	9,597	29,006

Derivative financial instruments - cash inflows

Interest rate swaps - net cash inflows (ii)	(15)	(15)	(15)	(8)	(6)	(14)	(73)

Cross-currency swaps - gross cash inflows	(1,802)	(14)	-	-	-	-	(1,816)

Other derivative financial instruments	(4)	(1)	-	-	-	-	(5)
Gross projected cash inflows	(1,821)	(30)	(15)	(8)	(6)	(14)	(1,894)

(i)
At 31 December 2020 and 31 December 2019, a portion of the Group’s long-term debt carried variable interest rates. The Group uses the interest rates in effect on 31 December to calculate the interest payments on the long-term debt for the periods indicated.

(ii)
The Group uses interest rate swaps to help manage its interest cost. Under these contracts the Group has agreed to exchange at predetermined intervals, the net difference between fixed and variable interest amounts calculated by reference to a pre-agreed
notional principal. The Group uses the interest rates in effect on 31 December to calculate the net interest receipts or payments on these contracts.